State Farm Mutual Fund Trust Tax Advantaged Bond Fund	Summary Prospectus May 1, 2012

Ticker: TANAX (Class A), TANBX (Class B), SFTAX (Legacy Class A), SFTBX (Legacy Class B)

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at http://www.statefarm.com/mutual-funds/resources-tools/prospectus.asp. You can also get this information at no cost by calling 1-800-447-4930 or by sending an email request to mutualfunds@statefarm.com. The current prospectus and statement of additional information, dated May 1, 2012, are incorporated by reference into this summary prospectus.

Investment Objective:    The State Farm Tax Advantaged Bond Fund (the “Tax Advantaged Bond Fund” or the “Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 79 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	3.00%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None	3.00%	None	3.00%
Maximum account fee*	None	None	None	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Management fees	0.10%	0.10%	0.10%	0.10%
Distribution [and/or Service] (12b-1 fees) fees	0.25%	0.65%	0.25%	0.65%
Other Expenses	0.33%	0.33%	0.33%	0.33%
Acquired Fund Fees & Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.69%	1.09%	0.69%	1.09%

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$368	$514	$673	$1,133
Class B	$411	$622	$801	$1,216
Legacy Class A	$368	$514	$673	$1,133
Legacy Class B	$411	$622	$801	$1,216

You would pay the following expenses if you did not redeem your shares:

	After 1 year	After 3 years	After 5 years	After 10 years
Class B	$111	$347	$601	$1,216
Legacy Class B	$111	$347	$601	$1,216

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may

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result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Tax Advantaged Bond Fund normally invests so that either (1) 80% or more of the Fund’s net investment income is exempt from regular federal income tax or (2) 80% or more of the Fund’s net assets is invested in securities that produce income exempt from regular federal income tax. The Tax Advantaged Bond Fund invests primarily in a diversified selection of municipal bonds (for example, general obligation bonds of a state or bonds financing a specific project). Dividends from the Fund largely will be exempt from federal income tax, but a portion of those dividends may be subject to the federal alternative minimum tax and state income taxes. The Fund may hold bonds with maturities of one to thirty years, although a majority of the Fund’s investments are in bonds with maturities longer than five years.

The Tax Advantaged Bond Fund normally invests at least 80% of its total assets in municipal bonds within the highest four rating categories of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”), meaning that the Fund may invest up to 20% of the Fund’s total assets in less than investment grade municipal bonds.

The Tax Advantaged Bond Fund tends to hold most municipal bonds until they mature or are called. The Fund may sell a bond when the proportion of bonds with longer maturities is reduced in anticipation of a bond market decline (a result of rising interest rates), or increased in anticipation of a bond market rise (resulting from a decline in interest rates), or to meet cash flow needs. State Farm Investment Management Corp. (“SFIMC” or the “Manager”) may also sell a bond if its credit risk increases significantly or if market conditions have changed so that more attractive investment opportunities are available.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or another government agency. An investor in the Fund is subject to the following types of risks:

•

Management Risk.    The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the municipal bonds the Fund holds may decline in value due to an increase in interest rates. All bonds are subject to interest rate risk. Municipal bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a municipal bond issuer will “call” or repay a higher yielding municipal bond before the maturity date of the municipal bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called municipal bond.

•	Prepayment Risk. The risk that homeowners or consumers may repay mortgage or consumer loans, which may affect the yield of mortgage- or asset-backed securities that are backed by such loans.

•

Credit Risk.    The risk that a municipal bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. The Fund’s investments in securities issued by U.S. Government sponsored entities, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”), are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

•

High Yield, High Risk Securities.     Municipal bonds that are in low or below investment-grade categories, or are unrated at the time of purchase (sometimes referred to as “junk bonds” or high yield securities) have a greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated municipal bonds may be less liquid and more difficult to value than higher-rated securities.

•	Liquidity Risk. The investment adviser to the Fund may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

•	Income Risk. The risk that the income from the municipal bonds the Fund holds will decline in value due to falling interest rates.

•

Municipal Bond Risk.    Municipal securities can be significantly affected by political changes as well as uncertainties related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects (for example, education, healthcare or transportation), conditions in those sectors can affect the overall municipal market.

Additionally, some municipal securities are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other

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lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continuing ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline in value and may become worthless. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of any Fund shares represented by such insured obligation.

You may want to invest in the Fund if you want regular tax-free dividends, want to reduce Federal income taxes on investment income, are seeking higher potential returns than money market funds and are willing to accept the price volatility of bonds with longer maturities, want to diversify your investments, are seeking an income mutual fund for an asset allocation program or are retired or nearing retirement. You may not want to invest in the Fund if you are investing for maximum return over a long time horizon, want the greater growth potential of an investment in equity securities or require stability of your principal.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Legacy Class A shares. Sales loads are not reflected in the bar charts, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at http://www.statefarm.com/mutual-funds/resources-tools/fund-performance/fund-performance.asp or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 6.55%,

during the third quarter of 2002.

Worst quarter: -4.37%

during the fourth quarter of 2010.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may exceed Return Before Taxes due to the tax benefits of realizing a capital loss on the sale of Fund shares, which is factored into the result. The after-tax returns are shown for Legacy Class A shares only, and the after-tax returns for Class A, Class B and Legacy Class B shares will vary.

Average Annual Total Returns

(For the periods ended December 31, 2011)

Tax Advantaged Bond Fund	1 Year	5 Years	10 Years (or life of class, if less)
Legacy Class A Shares
• Return Before Taxes	7.35%	4.91%	5.09%
• Return After Taxes on Distributions	7.35%	4.85%	5.06%
• Return After Taxes on Distributions and Sale of Fund Shares	5.93%	4.71%	4.93%
Legacy Class B Shares
• Return Before Taxes	7.26%	4.81%	5.00%
Class A Shares (Inception Date May 1, 2006)
• Return Before Taxes	7.34%	4.91%	5.01%
Class B Shares (Inception Date May 1, 2006)
• Return Before Taxes	7.35%	4.81%	5.02%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes. Index return for Class A and Class B shares, since inception, computed from May 1, 2006 is 5.46%.)	10.70%	5.22%	5.38%

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Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Portfolio Managers—

Name	Title	Length of Service (Years)
Joe Young	Vice President—State Farm Investment Management Corp.; Vice President—Fixed Income, State Farm Mutual Automobile Insurance Company	Since June 2011

Robert Reardon	Assistant Vice President—State Farm Investment Management Corp.; Senior Investment Officer—Fixed Income, State Farm Mutual Automobile Insurance Company	14 Years

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$250 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$50 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, clicking on the “Mutual Funds” link, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that will largely be exempt from regular federal income tax, because the Fund invests primarily in municipal bonds. The dividends from the Fund may be subject to state and local taxes. The Fund will provide you annually with state-by-state sources of its income.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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